UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  May 19, 2016

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)
NextEra Energy, Inc. (Company) held its 2016 Annual Meeting of Shareholders (2016 Annual Meeting) on May 19, 2016. At the 2016 Annual Meeting, the Company's shareholders approved five proposals and did not approve two shareholder proposals. The proposals are described in detail in the Company's definitive proxy statement on Schedule 14A for the 2016 Annual Meeting (Proxy Statement), filed with the Securities and Exchange Commission on March 31, 2016.

(b)	The final voting results with respect to each proposal voted upon at the 2016 Annual Meeting are set forth below.

Proposal 1

The Company's shareholders elected each of the twelve nominees to the Company's Board of Directors (Board) for a one-year term by a majority of the votes cast, as set forth below:

	FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Sherry S. Barrat	334,220,577	95.3%	16,468,232	1,234,597	55,859,902
James L. Camaren	340,344,040	97.1%	10,316,346	1,263,020	55,859,902
Kenneth B. Dunn	342,292,064	97.6%	8,358,975	1,272,367	55,859,902
Naren K. Gursahaney	341,434,735	97.4%	9,134,529	1,354,142	55,859,902
Kirk S. Hachigian	342,019,108	97.5%	8,602,498	1,301,800	55,859,902
Toni Jennings	341,322,065	97.3%	9,326,516	1,274,825	55,859,902
Amy B. Lane	341,993,844	97.5%	8,649,977	1,279,585	55,859,902
James L. Robo	327,102,628	93.5%	22,605,850	2,214,928	55,859,902
Rudy E. Schupp	339,755,741	96.9%	10,808,031	1,359,634	55,859,902
John L. Skolds	342,659,353	97.7%	7,923,560	1,340,493	55,859,902
William H. Swanson	342,740,757	97.8%	7,889,025	1,293,624	55,859,902
Hansel E. Tookes, II	340,390,071	97.1%	10,212,222	1,321,113	55,859,902

Proposal 2

The Company's shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2016, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
401,740,618	98.8%	5,084,083	958,607	-

Proposal 3

The Company's shareholders approved, by non-binding advisory vote, the Company's compensation of its named executive officers as disclosed in the Proxy Statement, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
331,353,982	95.0%	17,486,677	3,082,747	55,859,902

Proposal 4

The Company's shareholders approved the material terms for payment of performance-based compensation under the Company’s Amended and Restated 2011 Long Term Incentive Plan, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
330,323,660	94.5%	19,055,350	2,544,396	55,859,902

Proposal 5

The Company's shareholders did not approve a non-binding shareholder proposal requesting a semiannual report disclosing political contribution policies and expenditures, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
143,653,412	42.7%	192,384,109	15,885,885	55,859,902

Proposal 6

The Company's shareholders approved a non-binding shareholder proposal requesting adoption of a proxy access bylaw, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
255,292,383	73.3%	93,228,036	3,402,987	55,859,902

Proposal 7

The Company's shareholders did not approve a non-binding shareholder proposal requesting an annual report on the material risks and costs to the Company of sea level rise projected to 2100, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
101,815,987	30.7%	229,901,492	20,205,927	55,859,902

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

At a May 19, 2016 meeting of the Board, the independent members of the Board appointed independent Director Sherry S. Barrat as Lead Director, to serve until the Company’s 2018 annual meeting of shareholders. Ms. Barrat's appointment commenced on May 19, 2016 concurrently with the end of Robert M. Beall, II's service as Lead Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NextEra Energy, Inc.
(Registrant)

Date:  May 25, 2016

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel

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